Execution Version FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”), dated as of April 27, 2021, is by and among American Insurance Acquisition Inc., a Delaware corporation (“AIAI”), the Acting Director of Insurance of the State of Illinois (the “Director”), Dana Popish Severinghaus, acting solely in her capacity as the statutory and court- affirmed successor to and Liquidator (“Liquidator”) of American Service Insurance Company, Inc. (“ASIC”) and its wholly-owned subsidiary American Country Insurance Company (“ACIC”) (each, of ASIC and ACIC, a “Company”, and, collectively, the “Companies”), in Liquidation, each an Illinois-domiciled insurance company (collectively AIAI and the Liquidator, the “Seller Parties”), and Buckle Corp., a Delaware corporation (“Purchaser”). The Seller Parties and Purchaser shall collectively be referred to herein as the “Parties”. RECITALS: A. A Stock Purchase Agreement (the “Stock Purchase Agreement”) was entered into on November 2, 2020 by and among the Parties, which provides for, among other things, the purchase by Purchaser of all of the Shares of the Companies. B. The Parties hereto now desire to amend the Stock Purchase Agreement as provided herein. C. The Supervising Court entered the Liquidation Order dated August 11, 2020 and named the Liquidator as the statutory liquidator of the Companies with all of the powers appurtenant thereto, and created the “Estate of American Service Insurance Company” and the “Estate of American Country Insurance Company” (the “ASIC Estate” and the “ACIC Estate”, respectively, and the “Estates”, collectively); D. The Stock Purchase Agreement as amended by the terms of this Amendment shall be subject to the approval of the Supervising Court. NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows: ARTICLE I DEFINITIONS 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Stock Purchase Agreement, as amended hereby. ARTICLE II AMENDMENTS FILED 5/10/2021 11:37 AM IRIS Y. MARTINEZ CIRCUIT CLERK COOK COUNTY, IL 2019CH07852 13260570 FI LE D D A TE : 5 /1 0/ 20 21 1 1: 37 A M 20 19 C H 07 85 2 Exhibit 1

2.1 Exhibit A to the Stock Purchase Agreement setting forth the Supervising Court’s form of written order is hereby deleted in its entirety and replaced with the Exhibit A attached hereto. 2.2 The definition of “Cancelled License” in Section 1.01 is hereby revised to include the following additional item: “(iv) that requires an Expansion Application”. 2.3 The Stock Purchase Agreement is hereby amended by deleting Section 2.02 in its entirety and replacing it with the following: Section 2.02 Payment of Purchaser’s Consideration. (a) The purchase price for the Shares (the “Purchase Price”) shall be comprised of the Closing Payment and the Holdback Amount, subject to further adjustment as described in this Agreement. (b) The “Closing Payment” shall be payable at Closing by wire transfer of immediately available funds to a bank account designated by the Liquidator, and shall be an amount equal to Three Million Dollars ($3,000,000). (c) The “Holdback Amount”, if any, shall be payable by wire transfer of immediately available funds to the account(s) designated by the Estates within five (5) Business Days following the date that is six (6) months following the Closing Date (the “Determination Date”), and shall be calculated as the sum of the following: (i) Eighty Thousand Dollars ($80,000) for each Insurance License that is an Unrestricted License as of the Determination Date, plus (ii) Forty Thousand Dollars ($40,000) for each Insurance License that is a Restricted License as of the Determination Date, minus (iii) the Closing Payment; provided, however, that (i) if such calculated Holdback Amount is zero or a negative number, no Holdback Amount shall be paid by Purchaser (and, for the avoidance of doubt, no payment with respect to any such negative amount shall be payable to Purchaser by the Seller Parties); and (ii) Purchaser shall not be required to make any further payment of the Holdback Amount or otherwise for any Insurance License that is a Cancelled License or Restricted License as of the Determination Date that, subsequent to the Determination Date, becomes a Restricted License or Unrestricted License. (d) Following the Closing Date and until the Determination Date: (i) Purchaser shall work in Good Faith to seek the removal of restrictions and/or reinstatement of any Insurance Licenses. “Good Faith” for the purpose of this part (d) means that Purchaser shall make diligent and reasonable attempts to obtain an FI LE D D A TE : 5 /1 0/ 20 21 1 1: 37 A M 20 19 C H 07 85 2

Unrestricted License for ASIC and ACIC to operate in those states where an Insurance License, as of the Closing Date, is not an Unrestricted License. (ii) In addition to the obligations set forth in Section 2.3(d)(i), if one of the Companies receives written notice from a state requiring such Company to file an Expansion Application with respect to an Insurance License, Purchaser shall promptly notify the Liquidator of such requirement and provide relevant details with respect thereto to allow the Liquidator a reasonable opportunity (for up to 30 days following receipt of notice) to request that such state waive such Expansion Application requirement. If the Liquidator is unsuccessful in such waiver request after such 30-day period, Purchaser shall cause the applicable Company to proceed with the Expansion Application in Good Faith. In any event, (A) if such Expansion Application requirement is not waived by the applicable state and such Expansion Application is not granted by the Determination Date, then such Insurance License shall be deemed a Cancelled License and, in accordance with Section 2.02(c), no payment shall be made by Purchaser for such Cancelled License, or (B) if such Expansion Application requirement is waived, but such Insurance License is not restored by such state to being an Unrestricted License as of the Determination Date, then such Insurance License shall be deemed a Restricted License and, in accordance with Section 2.02(c), Purchaser shall pay $40,000 for such Restricted License (assuming such Insurance License would not otherwise be considered a Cancelled License as defined in the Agreement). 2.4 The references to November 2, 2020 in Sections 2.03 and 5.09 of the Stock Purchase Agreement are hereby replaced with May 15, 2021. 2.5 Part (c) of Section 6.02 of the Stock Purchase Agreement is hereby deleted and replaced with “[reserved]”. 2.6 Section 7.01(b) of the Stock Purchase Agreement is hereby deleted and replaced with the following: “by Purchaser if (i) Purchaser is not in material breach of any of its covenants or agreements hereunder and either of the Seller Parties are in material breach of any of its respective representations, warranties, covenants or agreements hereunder that renders or would render the conditions set forth in Section 6.02 incapable of being satisfied on the Closing Date or (ii) there exists a Material Adverse Change in the business, results of operations (financial or otherwise) that adversely affect(s) the licenses of the Companies; ARTICLE III RATIFICATION 3.1 RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Stock Purchase Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Stock Purchase Agreement are hereby ratified and confirmed and shall continue in full force and effect. The Parties hereto hereby agree that the Stock Purchase Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms. FI LE D D A TE : 5 /1 0/ 20 21 1 1: 37 A M 20 19 C H 07 85 2

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written. DANA POPISH SEVERINGHAUS, ACTING DIRECTOR OF THE ILLINOIS DEPARTMENT OF INSURANCE, AS STATUTORY AND COURT-AFFIRMED LIQUIDATOR OF AMERICAN SERVICE INSURANCE COMPANY, INC. AND AMERICAN COUNTRY INSURANCE COMPANY, IN LIQUIDATION By: Name: Jacob Stuckey Title: Special Deputy Liquidator AMERICAN INSURANCE ACQUISITION INC. By: Name: Scott Wollney Title: President and CEO BUCKLE CORP. By: Name: Martin Young Title: Vice President DocuSign Envelope ID: CF0B515E-5CE0-48C8-888F-B104CC8F31B8 FI LE D D A TE : 5 /1 0/ 20 21 1 1: 37 A M 20 19 C H 07 85 2

Execution Version Exhibit A Approval Order FI LE D D A TE : 5 /1 0/ 20 21 1 1: 37 A M 20 19 C H 07 85 2

Page 1 of 2 IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS COUNTY DEPARTMENT, CHANCERY DIVISION IN THE MATTER OF THE LIQUIDATION OF ) AMERICAN SERVICE INSURANCE COMPANY, ) CASE NO.: 19 CH 07852 AMERICAN COUNTRY INSURANCE COMPANY ) AND GATEWAY INSURANCE COMPANY ) ORDER THIS CAUSE having come to be heard upon the Joint Petition For Approval Of Modification To Stock Purchase Agreement (the “Joint Petition”) filed by the parties to that certain stock purchase agreement entered into by and among Buckle Corp., a Delaware Corporation, Dana Popish Severinghaus, Acting Director of the Illinois Department of Insurance, acting solely in her capacity as statutory and court-affirmed Liquidator of American Service Insurance Company, Inc., an Illinois-domiciled insurance company (“ASIC”), and American Country Insurance Company, an Illinois-domiciled insurance company (“ACIC”), and American Insurance Acquisition Inc., a Delaware corporation (collectively, the “Parties”), on November 2, 2020, (the “SPA”) and approved by this Court in its Memorandum Opinion And Order Approving Stock Purchase Agreement, Sale Transaction And Channeling Injunction As To Certain Assets Of American Service Insurance Company And American Country Insurance Company entered on November 4, 2020 (the “SPA Approval Order”); the Court having jurisdiction over the parties hereto, the subject matter hereof, and the property of the consolidated estates of ASIC and ACIC (together with that of the liquidation estate of Gateway Insurance Company); the Court having reviewed the Joint Petition and having heard from counsel for the Parties; and Court being otherwise fully advised in the premises; THE COURT FINDS THAT: 1. The Parties have entered into a certain First Amendment to Stock Purchase Agreement, dated as of April 27, 2021 (the “First Amendment”). 2. Paragraph K of the SPA Approval Order provides, K. The SPA (and each of the instruments or agreements contemplated thereby and delivered pursuant thereto) may be modified, amended or supplemented in a writing signed by the parties thereto and in accordance with the terms thereof, with further notice to this Court; provided, however, that any such modification, amendment or supplement shall not decrease the consideration to be received by the Liquidation Estates or otherwise have a material adverse effect or impact on the Liquidation Estates, unless such modification, amendment or supplement shall have been approved FI LE D D A TE : 5 /1 0/ 20 21 1 1: 37 A M 20 19 C H 07 85 2

Page 2 of 2 by written order of this Court after notice to all parties of record to the Liquidation Proceedings. 3. The First Amendment is subject to the approval of this Court. THE COURT HEREBY ORDERS THAT: A. The relief sought by the Parties is granted and the Joint Petition is approved; and B. The terms and provisions set forth in the First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the SPA and, except as expressly modified and superseded by the First Amendment, the terms and provisions of the SPA are hereby ratified and confirmed and shall continue in full force and effect, and the SPA, as amended by the First Amendment, shall continue to be legal, valid, binding and enforceable in accordance with its terms and the SPA Approval Order. ENTERED: JUDGE PRESIDING J. Kevin Baldwin Daniel A. Guberman Kevin W. Horan Counsel to the Liquidator 222 Merchandise Mart Plaza, Suite 960 Chicago, IL 60654 (312) 836-9500 Attorney #16819 FI LE D D A TE : 5 /1 0/ 20 21 1 1: 37 A M 20 19 C H 07 85 2